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                                                                  Exhibit 10.137

              BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF CONTRACTS
             EASTWOOD TOWNE CENTER SHOPPING CENTER, LASING MICHIGAN

       THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF CONTRACTS is made as of the 13th day of May, 2004, by and between LANSING PAVILION, LLC, a Michigan limited liability company ("ASSIGNOR"), and INLAND WESTERN LANSING EASTWOOD, L.L.C., a Delaware limited liability company ("ASSIGNEE").

                              W I T N E S S E T H:

       For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

       1. Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

             (a) All right, title and interest of Assignor in and to all tangible personal property ("PERSONALTY") set forth in the inventory on EXHIBIT A attached hereto and made a part hereof, and located on, and used in connection with the management, maintenance or operation of that certain land and improvements located in the County of Ingham, State of Michigan, as more particularly described in EXHIBIT B attached hereto and made a part hereof ("REAL PROPERTY"), but excluding tangible personal property owned or leased by Assignor's contractors under the Contracts (as defined below).

             (b) All right, title and interest of Assignor in and to those certain contracts set forth on EXHIBIT C attached hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the "CONTRACTS").

             (c) All right, title and interest of Assignor in and to those agreements set forth on EXHIBIT D attached hereto and made a part hereof (the "LICENSE AGREEMENTS").

       2. This Bill of Sale, Assignment and Assumption of Contracts is given pursuant to that certain Agreement of Purchase and Sale (as amended, the "PURCHASE AGREEMENT") dated as of March 29, 2004, between Assignor and Assignee, providing for, among other things, the conveyance of the Personalty and the Contracts.

       3. Assignee hereby accepts the assignment of the Personalty, the Contracts and the License Agreements and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder from and after the date hereof.

       4. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

       5. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignor's failure to

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perform any of the obligations of Assignor under the Contracts or License
Agreements, to the extent accruing prior to the date hereof.

       6. This Bill of Sale, Assignment and Assumption of Contracts may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale, Assignment and Assumption of Contracts as of the date first above written.

                           ASSIGNOR:

                           LANSING PAVILION, LLC, a Michigan limited liability company

                           By:  Jeffrey R. Anderson Real Estate, Inc.
                           Its: Manager

                                By:   /s/ Jeffrey R. Anderson
                                      ----------------------------------
                                Name: Jeffrey R. Anderson
                                Its:  President


                       (Signatures Continued On Next Page)

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                           ASSIGNEE:

                           INLAND WESTERN LANSING EASTWOOD,
                           L.L.C, a Delaware limited liability company

                           By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation
                           Its: sole member


                           By:
                               ---------------------------------

                           Name:
                                --------------------------------
                           Title:
                                 -------------------------------

Exhibit A  Personalty
Exhibit B  Real Property
Exhibit C  Contracts
Exhibit D  License Agreements

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                                    EXHIBIT A

                                   PERSONALTY

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                              EASTWOOD TOWNE CENTER
                            OFFICE PHYSICAL INVENTORY

1.   Laptop (Dell Inspiron 2600)
2.   Desktop Computer
3.   Printer (hp LaserJet 1200 Series)
4.   Muzak Equipment
         a. 60 OWI Outdoor Speakers (59 ouside/1 in Management Office b. 2 Digital Mixer Amps
         c.  2 12 Minute Digital Repeaters
         d.  2 1200 Watt Commerical Amps
         e.  1 Rack Cabinet with 2 Sshelves
5.   Microwave (Emerson)
6.   Refrigerator (Haier)
7.   Digital Camera (Kodak DX4900)
8.   Water Cooler
9.   Key Box
10.  Fire Extinguisher
11.  End Table
12.  Mailboxes (Black Plastic Tabletop)
13.  Eastwood Towne Center Wall Sign
14.  Wood File Boxes (wall mounted)
15.  3 Telephones (Toshiba Model# DKT3010-SD)
16.  DSL Efficient Network Router (Model 5871)
17.  Vacuum (Eureka)
18.  Coffee Pot (Mr. Coffee)

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                              EASTWOOD TOWNE CENTER
                       MAINTENANCE ROOM PHYSICAL INVENTORY

1.  60 Blueprints/Wood Rack
2.  2 39 Gallon Storage Containers
3.  1 Tool Box
        a.  Pliers
        b.  Screw Drivers
        c.  Bolt Cutters
        d.  Drill Bits
        e.  Hammer
        f.  Caulk Gun
        g.  Staple Gun
        h.  18 Volt Cordless Drill
        i.  40 Piece Socket Set
4.  40 Orange Traffic Cones
5.  2 150 ft Hoses
6.  2 Rubber Floor Mats
7.  2 Quartz Lighting Fixtures
8.  3 Mop Buckets
9.  1 Grilla Adjustable Ladder
10. 1 Parking Lot Stripper
11. 10 Crowd Control Standee Posts w/ Ropes
12. 1 Snow Shovel
13. 1 Pan Shovel
14. Assortment of Paint Mixes and Sto Finishes for Building Exteriors
15. 1 Brute Trash Can on Wheels
16. 2 Plastic Trash Cans/Containers
17. Various Daily Cleaning Supplies
        a.  Toilet Paper
        b.  Bleach
        c.  Floor Cleanser
        d.  Hand Soap
        e.  Hand Towels
        f.  All Purpose Cleaners
        g.  Trash Bags
        h.  Rubber Gloves

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                                    EXHIBIT B

                                  REAL PROPERTY


That part of the Southwest 1/4 and the Northwest 1/4 of Section 2, T4N, R2W, Lansing Township, Ingham County, Michigan, described as:

Commencing at the West 1/4 Corner of Section 2, T4N, R2W, thence S00DEG. 45'59"W, 680.00 feet along the west line of Section 2 to the centerline of Lake Lansing Road; thence N89DEG.47'03"E, 1486.95 feet along the center of Lake Lansing Road; thence N00DEG.12'57"W, 50.00 feet to the north right-of-way of Lake Lansing Road and the point of beginning of the following described parcel; thence N00DEG.12'57'W, 1391.72 feet; thence N89DEG.47'03"E, 1095.48 feet;
thence S00DEG.12'57"E, 1391.72 feet to the north right-of-way line of Lake Lansing Road, 50.00 feet from the centerline; thence S89DEG.47'03"W, 1095.48 feet along said right-of-way to the point of beginning. Contains 35.000 acres.

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                                    EXHIBIT C

                                    CONTRACTS

SERVICE AGREEMENTS/CONTRACTS:

       Dee Cramer - HVAC System

       GRN - General property maintenance

       Royal Lawn & Landscape - Snow Removal services and Lawn Maintenance services.

       GE Capital/Advanced Office Systems - Copier

       Technology Integration - Office Interiors

       The Becker Group - Holiday Decorations

       PFG Commercial Finance - Holiday Decorations

       D&R Security - Security Services

       Pitney Bowes - Postage machine

       Muzak - Sound System

       Granger - Waste Removal Services

       LDMI Telecommunications - DSL/Computer system

       Viacom Outdoor - Directory display agreement

WARRANTIES:

       Una-Clad - Ann Arbor Roofing Company roof warranty.

       The Christman Company - Close-Out Project Construction Binder

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                                    EXHIBIT D

                                LICENSE AGREEMENT

                                      None.


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